Exhibit 10.18


REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") dated as of August November 1, 2000, is by and between PaperClip Software, Inc. (the "Company"), a Delaware corporation and Access Solutions International, Inc., a Delaware corporation ("Purchaser").

         The WHEREAS, the Company and Purchaser desire to enterhave entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") to be dated as of or about the date hereofNovember 1, 2000, pursuant to which the Company will issue and sell certain securities to Purchaser on the terms and conditions set forth in the Purchase Agreement; and

WHEREAS,. Bbut for the Company's execution and delivery of this Agreement, the Purchaser would not be willing to enter into the Purchase Agreement or to consummate the transactions thereby contemplated, which transactions will benefit the Company.

         NOW THEREFORE, in consideration of the foregoing and of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:
         Accordingly, the parties hereby agree as follows.

         1. Definitions. Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed to them in the Purchase Agreement. In addition, as used in this Agreement:

         "Commission" means the Securities and Exchange Commission.

         "Holders" means the Purchaser and all persons to whom any Registrable Securities are transferred in accordance with the provisions of the Purchase Agreement, and "Holder" means any one of the Holders. Unless the context otherwise requires, for all purposes of this Agreement, a Holder will be deemed to hold, at any particular time, all shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock held by such Holder at such time.

         "Registered" and "registration" (regardless of whether capitalized) refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         "Registrable Securities" means, at any particular time, all shares of Common Stock issued or issuable in respect of (i) Purchased Securities and/or
(ii) other shares of Series A Preferred Stock held by parties to this Agreement (except the Company). Securities will cease to be Registrable Securities when they have been sold pursuant to an effective registration statement under the Securities Act, or distributed to the public through a broker, dealer or market makereligible to be sold pursuant to Rule 144 under the Securities Act, or any other exemption from the registration requirements of the Securities Act under which the transferee receives securities that are not "restricted securities" within the meaning of that term as defined in Rule 144(a)(3).

         "Underwriters' Maximum Number" means, with respect to an underwritten registration, that number of securities to which such registration should be limited, in the written opinion of the managing underwriters of such registration in the light of marketing factors.

         2.       Piggyback Registrations.

(a)      Rights to Piggyback.

                  (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act (except registrations of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or (ii) debt securities which are not convertible into equity securities of the Company), either for the Company's own account or for the account of any of its security holders (each such registration not withdrawn or abandoned prior to the effective date thereof, a "Piggyback Registration"), the Company will give written notice to each of the Holders of Registrable Securities of such proposal not later than the earlier to occur of
(A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons, and (B) 30 days prior to the anticipated filing date of such Piggyback Registration.

         (ii) Subject to the provisions contained in paragraphs (b) and (c) of this Section 2 and in the last sentence of this clause (ii): (A) the Company will be obligated to include in each Piggyback Registration all Registrable Securities with respect to which the Company receives, within 20 days after the date on which the Company has given written notice of such Piggyback Registration to Holders of Registrable Securities pursuant to
Section 2(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. Holders will be permitted to withdraw all or any part of their Registrable Securities from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority in Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters thereof give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company will be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number;
(ii) the Company will be obligated to include in such registration that number of Registrable Securities that have been requested by Holders and which is not more than the difference between the Underwriters' Maximum Number and the number of Registrable Ssecurities that the Company includes in such registration under clause (i) above, and such number of Registrable Securities will be allocated pro rata among such Holders on the basis of the number of Registrable Securities held by each such Holder; and (iii) if the Holders have been permitted to include in such registration all shares that they have requested so to include and the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities that the Company has been requested to include in such registration for the account of Holders and the number of securities that the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities that persons other than Holders have requested be included in such registration and which is not greater than such excess.

(c) Selection of Underwriters. In any Piggyback Registration, the Company will have the right to select the investment bankers and managing underwriters in such registration.

         3.       Lockup Agreements.

(a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities, any of whose Registrable Securities are included in any underwritten registration of the Company's securities, if the Company or the managing underwriters so request of such Holders in connection with such registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any Registrable Securities, including any sale pursuant to Rule 144, during the seven days prior to, and during the 90-day period following the effective date of such underwritten registration, except in connection with such underwritten registration; provided that each officer and director of the Company and each other person who is also an Affiliate of the Company enter into similar agreements with respect to all equity securities of the Company held by them, and provided, further, that to the extent that any such officer, director, or other Affiliate of the Company is released (in whole or in part) from such lock-up agreement prior to its scheduled termination date, each Holder will have a proportionate percentage of its Registrable Securities released from such lock-up agreement.

(b) Restrictions on Public Sale by Company. The Company will not effect any public sale or other distribution of equity securities, or securities exercisable or exchangeable for, or convertible into, equity securities, during the seven days prior to, and during the 90-day period following the effective date of such underwritten registration, except in connection with such underwritten registration.

         4. Registration Procedures. If (and on each occasion that) the Company becomes obligated to effect any registration of any Registrable Securities hereunder, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the Holders' intended methods of disposition thereof, and, in connection therewith, the Company, as expeditiously as is reasonably possible, will:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective as provided in this Agreement;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

(d) enter into such customary agreements and take all such other action in connection therewith as any Holder may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

(e) use its best efforts in good faith (i) to list the Registrable Securities to be registered in such registration on each securities exchange or quotation system on which similar securities of the Company are then listed, and (ii) to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any Holder may reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such Holderseller to consummate the disposition in such jurisdictions of the Registrable Securities held by such Holder.seller; and

(f) furnish to each prospective seller a signed counterpart, addressed to such prospective seller, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the comfort letter, with respect to events subsequent to the date of the financial statements), as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in comfort letters delivered to the underwriters in underwritten public offerings of securities.

         5.       Cooperation by Prospective SellersHolders, Etc.

(a) Each prospective sellerHolder requesting registration of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such Holderseller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

(b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement will not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

(c) Each Holder of Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to such Holder to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective will be extended by a period of days equal to the aggregate period any such suspensions are in effect.

(d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by Section 4 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 5), the Holders of Registrable Securities included in such registration statement will discontinue sales of shares pursuant to such registration statement upon notice from the Company to such Holders of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders will notify the Company of the number of shares registered that remain unsold promptly after receipt of such notice from the Company.

         6.       Registration Expenses.

(a) The Company will be responsible for and will pay all costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone, and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants for the Company (including the expenses relating to the preparation and delivery of any special audit or comfort letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company on its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company, provided that the Holders (and not the Company) shall be responsible for and will pay all fees, expenses and disbursement of all (if any) counsel and other persons retained by the Holders (all such costs and expenses that are the responsibility of the Company as aforesaid, collectively, "Registration Expenses"). The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or quotation system on which similar securities of the Company are then listed.

(b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

(c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses that are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration pro rata in proportion to the number of securities so included by each such seller.

         7.       Indemnification.

(a) Indemnification by Company. The Company will indemnify each Holder joining in a registration and each underwriter of the securities so registered, the officers, directors, and partners of each such person and each person who controls (within the meaning of the Securities Act) any of the foregoing, and their respective successors and assigns, against any and all dDamages arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification, or compliance; provided, however, that the Company will not be liable in any such case to the extent that any such dDamages arise out of or are based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by any Holder or any such underwriter, officer, director, partner, or controlling person and stated to be specifically for use in such prospectus, offering circular, or other document.

(b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each person, if any, who controls (within the meaning of the Securities Act) any of the foregoing, and their respective successors and assigns, against any and all dDamages arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular, or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, but only if and to the extent that such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Holder (or, with the knowledge of such Holder, duly executed on behalf of such Holder) and stated to be specifically for use in such prospectus, offering circular, or other document (or related registration statement, notification, or the like) or any amendment or supplement thereto.

(c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 7 (the "indemnified party") will give notice to the party required to provide indemnification pursuant to this Section 7 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and will permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who will conduct the defense of such claim or litigation, must be acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph
(c) will not relieve any indemnifying party of its obligations under this
Section 7 except if and to the extent that such failure results in a failure of actual notice to the indemnifying party and such indemnifying party is actually prejudiced solely as a result of such failure to give notice. No indemnifying party, in the defense of any such claim or litigation, will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 7 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, and may be conditioned upon an undertaking by the indemnified party to reimburse the indemnifying party in the event the indemnified party is finally determined by a court of competent jurisdiction not to be entitled to indemnification.

         8. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 7 hereof is unavailable to a party that would have been an indemnified party in respect of any dDamages referred to therein, then each party that would have been an indemnifying party thereunder will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such dDamages in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such indemnified party, respectively, in connection with the statements or omissions which resulted in such dDamages. Relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or, with its knowledge, on behalf of the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. Rule 144 Requirements. The Company will take all steps necessary to make publicly available and available to the Holders, pursuant to Rule 144 of the Commission under the Securities Act, such current public information as is necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to the Holders, upon request at any time, a written statement signed by the Company, addressed to each Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. Upon receipt of a certificate certifying (i) that such Holder has held such Purchased Securities for a period of not less than two years (or such lesser period after which the exemption from registration pursuant to which Rule 144(k) may be available), and (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company during the preceding three months, the Company will, at the request of any Holder of Purchased Securities, remove from the stock certificates representing such Purchased Securities any restrictive legend (or portion thereof) relating to the registration provisions of the Securities Act.

         10. Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, and other documents reasonably required by the terms of such underwriting arrangements. Any Holder of Registrable Securities to be included in any underwritten registration will be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Holder disapproves of any of the terms of the related underwriting agreement.

         11. Termination. This Agreement shall terminate at such time as the Holders are eligible to sell the Registrable Securities under Rule 144 and as to any Registrable Security on the date the Registrable Security is sold pursuant to an effective registration statement or pursuant to Rule 144.

         121.     Miscellaneous Provisions.

         (a) Entire Agreement; Amendments, Consents, Waivers, Etc. This Agreement, together with the Purchase Agreement and the Stockholders' Agreement, contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes and terminates any prior understandings or agreements between or among any of them, with respect to the subject matter hereof. This Agreement or any provision hereof may be amended or terminated by agreement of the Company and the Majority Holders, and the observance of any provision of this Agreement that is for the benefit of the Holders may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Holders pursuant to this Agreement may be given or taken by the consent of the Majority Holders; provided, however, that any Holder may in writing waive, as to himself, herself, or itself only, the benefits of any provision of this Agreement.

         (b) Notices. All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if delivered in accordance with the Purchase Agreement.

         (c) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same instrument. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

         (d) Captions. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

         (e) Binding Effect and Benefits. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Holders' benefit will inure to the benefit of all permitted transferees of Registrable Securities. Nothing in this Agreement will confer any rights or remedies on any person other than the parties hereto and their respective successors and permitted assigns.

         (f) Construction. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

         (g) Severability. No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

         (h) Equitable Relief. Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

         (i) Governing Law and Choice of Exclusive Forum. This Agreement will be governed by and interpreted and construed in accordance with the substantive laws of the State of Delaware, without reference to conflicts of law issues. The parties also agree that any and all actions concerning or related to this Agreement and the subject matter hereof shall only be brought in the courts of the State of Rhode Island, including the federal courts for the District of Rhode Island, and that said courts shall have exclusive jurisdiction with respect to such actions.



         IN WITNESS WHEREOF, each of the parties has executed this Agreement as an agreement under seal on and as of the date first above written.

                                    PAPERCLIP SOFTWARE, INC.


                                    By:    /s/ William Weiss

PURCHASER:        ACCESS SOLUTIONS INTERNATIONAL, INC.


                                    By:     /s/ Thomas E. Gardner